UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

Filed by the Registrant ☒	Filed by a Party other than the Registrant ☐

Check the appropriate box:

☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☒	Definitive Proxy Statement
☐	Definitive Additional Materials
☐	Soliciting Material Pursuant to Section 240.14a-12

SINTX TECHNOLOGIES, INC.

(Name of Registrant as Specified in Its Charter)

(Name of Persons Filing Proxy Statement If Other Than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required.
☐	Fee paid previously with preliminary materials.
☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11.

SINTX Technologies, Inc.

1885 West 2100 South

Salt Lake City, UT 84119

ANNUAL MEETING OF STOCKHOLDERS

December 9, 2026

NOTICE OF MEETING

The annual meeting of the stockholders of SINTX Technologies, Inc., a Delaware corporation, will be held at 10:00 a.m., local time, on December 9, 2026, at the Company’s offices located at 1885 West 2100 South, Salt Lake City, Utah 84119.

In addition to voting by submitting your proxy prior to the Annual Meeting, you also will be able to vote your shares in person during the Annual Meeting. Further details regarding the meeting are included in the accompanying proxy statement.

The Annual Meeting will be held for the following purposes, as more fully described in the Proxy Statement accompanying this notice:

1.	to elect two Class III directors to hold office for a term expiring at the annual meeting of stockholders to be held in 2029 or until their successors are elected and qualified;

2.	to ratify the Audit Committee’s appointment of Tanner LLP as SINTX’s independent registered public accounting firm for the year ending December 31, 2026;

3.	to adopt, on an advisory basis, a non-binding resolution approving the compensation of the Company’s named executive officers, as described in the Proxy Statement under “Executive Compensation”;

4.	to approve one or more adjournments of the annual meeting, if necessary or appropriate, to solicit additional proxies if there are insufficient votes at the time of the meeting to adopt one or more of the foregoing Proposals; and

to act upon such other matters as may properly come before the meeting or any adjournment or postponement of the meeting.

Stockholders at the close of business on October 19, 2026 (the “Record Date”) are entitled to vote in person or by proxy at the annual meeting and any adjournments or postponements thereof. A list of stockholders entitled to vote at the Annual Meeting will be available for examination by stockholders for at least ten days prior to the Annual Meeting and during the Annual Meeting, in accordance with Section 219 of the Delaware General Corporation Law and Article I, Section 9 of our Bylaws.

All stockholders are invited to attend the Annual Meeting in person. Whether or not you plan to attend the Annual Meeting, we encourage you to vote your shares in advance by Internet, telephone or mail, as applicable, in accordance with the instructions provided in your proxy materials. If you are a stockholder of record, you may also vote your shares in person at the Annual Meeting. If your shares are held through a broker, bank or other nominee, you must obtain a valid legal proxy from that nominee to vote those shares in person at the Annual Meeting.

/s/ Eric Olson
Eric Olson
Chief Executive Officer

October 30, 2026

Important Notice Regarding the Availability of Proxy Materials for the Stockholders Meeting to be held December 9, 2026

The proxy statement, proxy card, notice of annual meeting, and annual report to shareholders are available at

www.proxyvote.com or from our Investor Relations website at https://ir.sintx.com/annual-shareholder-materials.

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SINTX Technologies, Inc.

1885 West 2100 South

Salt Lake City, UT 84119

PROXY STATEMENT FOR THE

ANNUAL MEETING OF STOCKHOLDERS

To be Held on December 9, 2026

This proxy statement is provided to stockholders of SINTX Technologies, Inc. (the “Company”) in connection with the annual meeting of stockholders to be held December 9, 2026, at 10:00 a.m. Mountain Time and any adjournments or postponements of the annual meeting. The Annual Meeting will be held in person at the Company’s offices located 1885 West 2100 South, Salt Lake City, Utah 84119.

This proxy statement and accompanying form of proxy are first being made available to our stockholders on or about October 30, 2026, together with our Annual Report on Form 10-K for the fiscal year ended December 31, 2025, as filed with the Securities and Exchange Commission (the “SEC”).

ABOUT THE MEETING, VOTING, STOCKHOLDER PROPOSALS AND COMPANY INFORMATION

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Q: Why did I receive this proxy statement?

A: The Board of Directors is soliciting your proxy to vote at the annual meeting because you were a holder of the Company’s shares of common stock, par value $0.01 per share (“Common Stock”) at the close of business on October 19, 2026, the record date, and are entitled to vote at the annual meeting. The annual meeting is being held for the purposes of obtaining stockholder approval for the following proposals (the “Proposals”):

1.	to elect two Class III directors to hold office for a term expiring at the annual meeting of stockholders to be held in 2029 or until their successors are elected and qualified;

2.	to ratify the Audit Committee’s appointment of Tanner LLC as SINTX’s independent registered public accounting firm for the year ending December 31, 2026;

3.	to adopt, on an advisory basis, a non-binding resolution approving the compensation of the Company’s named executive officers, as described in the Proxy Statement under “Executive Compensation”;

4.	to approve one or more adjournments of the annual meeting, if necessary or appropriate, to solicit additional proxies if there are insufficient votes at the time of the meeting to adopt one or more of the foregoing Proposals; and

to act upon such other matters as may properly come before the meeting or any adjournment or postponement of the meeting.

Q: What information is contained in this proxy statement?

A: The information in this proxy statement relates to the Proposals to be voted on at the annual meeting, the voting process and certain other required information.

Q: What should I do if I receive more than one set of voting materials?

A: You may receive more than one set of voting materials, including multiple copies of this proxy statement and multiple proxy cards or voting instruction cards. For example, if you hold your shares in more than one brokerage account, you may receive a separate voting instruction card for each brokerage account in which you hold shares. If you are a stockholder of record and your shares of Common Stock are registered in more than one name, you will receive more than one proxy card. Please complete, sign, date and return each proxy card and voting instruction card that you receive.

Q: How may I obtain an additional set of proxy materials?

A: All stockholders may write to us at the following address to request an additional copy of these materials:

SINTX Technologies, Inc.

1885 West 2100 South

Salt Lake City, UT 84119

Attention: Corporate Secretary

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Additionally, this proxy statement and notice of annual meeting are all available free of charge on our website at http://investors.sintx.com/annual-meetings-proxies or www.proxyvote.com.

Q.	What is the difference between holding shares as a stockholder of record and as a beneficial owner?

A.

Some of our stockholders hold shares of our Common Stock in their own name rather than through a broker or other nominee. As summarized below, there are some distinctions between shares held of record and those owned beneficially.

Stockholders of Record. If your shares are registered directly in your name with our transfer agent, Equiniti Trust Company, LLC, you are considered the stockholder of record of those shares. As a stockholder of record, you may vote your shares by proxy before the Annual Meeting or in person at the Annual Meeting. Whether or not you plan to attend, we encourage you to vote in advance by Internet, telephone or mail in accordance with the instructions provided in your proxy materials.

Beneficial Owner. If your shares are held in a brokerage account or by another nominee, you are considered the beneficial owner of shares held in “street name,” and these proxy materials, together with a voting instruction card, are being forwarded to you from that organization. As the beneficial owner, you have the right to direct your broker, trustee, or nominee how to vote on your behalf and are also invited to attend the Annual Meeting. Please note that since a beneficial owner is not the stockholder of record, you may not vote these shares in person at the Annual Meeting unless you obtain a “legal proxy” from the broker, trustee, or nominee that holds your shares, giving you the right to vote the shares at the Annual Meeting. If this applies to you, your broker, trustee, or nominee will have enclosed or provided voting instructions for you to use in directing the broker, trustee, or nominee how to vote your shares.

Q: How do I vote?

A: The process for voting your shares depends on how your shares are held. Generally, as discussed above, you may hold shares as a “record holder” (that is, in your own name) or in “street name” (that is, through a nominee, such as a broker or bank). As explained above, if you hold shares in “street name,” you are considered to be the “beneficial owner” of those shares.

Voting by Record Holders. If you are a record holder, you may vote by proxy prior to the Annual Meeting or you may vote during the Annual Meeting in person. If you are a record holder and would like to vote your shares by proxy prior to the Annual Meeting, you have four ways to vote:

1.	By phone: 1-800-690-6903;

2.	By Internet: go to www.proxyvote.com or scan the QR Barcode on your proxy card;

3.	Vote by Mail: Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge Financial Solutions, Inc., 51 Mercedes Way, Edgewood, NY 11717; or

4.	In person: If you are a Record Holder you may vote your shares in person.

Please note that Internet proxy voting will close at 11:59 P.M. (Eastern Standard Time) on December 8, 2026. If you received a proxy card in the mail and wish to vote by completing and returning the proxy card via mail, please note that your completed proxy card must be received before the polls close for voting at the Annual Meeting.

Voting by beneficial owners of shares held in “street name.” If your shares are held in the name of a bank, broker or other holder of record (also known as “street name”), you have the right to direct your bank, broker or other nominee on how to vote your shares by using the voting instruction form provided to you by them, or by following their instructions for voting through the internet or by telephone. In order for your shares to be voted on all matters presented at the meeting, we urge all shareholders whose shares are held in street name by a bank, brokerage firm or other nominee to provide voting instructions to such record holder. You may vote shares held through your broker in person at the Annual Meeting only if you obtain a valid proxy from your broker giving you the legal right to vote the shares at the Annual Meeting.

Q: What can I do if I change my mind after I vote my shares?

A: If you are a stockholder of record, you may revoke your proxy at any time before it is voted at the annual meeting by:

●	sending written notice of revocation to our Corporate Secretary;

●	submitting a new, proper proxy dated later than the date of the revoked proxy; or

●	attending the annual meeting and voting in person.

If you own shares held in street name, you may submit new voting instructions by contacting your broker, bank or nominee. You may also vote in person at the annual meeting if you obtain a legal proxy as described in the answer to the previous question. Attendance at the annual meeting will not, by itself, revoke a proxy.

Q: What if I return a signed proxy card, but do not vote for some of the matters listed on the proxy card?

A: If you return a signed proxy card without indicating your vote, your shares will be voted in accordance with the Board of Directors’ recommendations, “FOR” the approval of Proposal No. 1, “FOR” Proposal No. 2, “FOR” Proposal No. 3, and “FOR” Proposal No. 4.

Q: Can my broker vote my shares for me without my instructions?

A: Your broker or nominee will have discretionary authority to vote your shares with respect to “routine” proposals such as Proposal No. 2. Proposals Nos. 1, 3, and 4 are not considered routine and your broker or nominee will not have discretionary authority to vote your shares on those proposals without your direction. Please provide voting instructions on the proposals described herein so your vote can be counted.

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Q: Can my shares be voted if I do not return my proxy card or voting instruction card and do not attend the annual meeting?

A: If you do not vote your shares held of record (registered directly in your name, not in the name of a bank or broker), your shares will not be voted.

If you do not vote your shares held in street name with a broker, your broker will not be authorized to vote on Proposal No. 1, Proposal No. 3, and Proposal No. 4, but will be authorized to vote on Proposal No. 2.

Q: What are the voting requirements with respect to each of the Proposals?

A: Proposal No. 1. Directors are elected by a plurality of the votes cast. The two Class III nominees receiving the highest number of votes cast for their election will be elected. Stockholders may vote “FOR” or “WITHHOLD” authority with respect to each nominee. Votes withheld and broker non-votes will have no effect on the outcome of the election.

Proposal No. 2. Approval requires the affirmative vote of a majority of the votes cast affirmatively or negatively on the proposal. Abstentions will not be treated as votes cast and will have no effect on the outcome. We expect brokers to have discretionary authority to vote uninstructed shares on this proposal.

Proposal No. 3. Approval requires the affirmative vote of a majority of the votes cast affirmatively or negatively on the proposal. Abstentions and broker non-votes will have no effect on the outcome. The vote is advisory and is not binding on the Company, the Board of Directors or the Compensation Committee.

Proposal No. 4. Approval requires the affirmative vote of a majority of the votes cast affirmatively or negatively on the proposal. Abstentions and broker non-votes will have no effect on the outcome. We do not expect brokers to have discretionary authority to vote uninstructed shares on this proposal.

Q: How many votes do I have?

A: As of October 19, 2026, the record date, there were 7,115,956 shares of our Common Stock outstanding and entitled to vote. Each share of our Common Stock that you own entitles you to one vote.

Q: What happens if additional matters are presented at the annual meeting?

A: Other than the items of business described in this proxy statement, we are not aware of any other business to be acted upon at the annual meeting. If you grant a proxy, the persons named as proxy holders, Eric Olson and Kevin Ontiveros, will have the discretion to vote your shares on any additional matters properly presented for a vote at the annual meeting.

Q: How many shares must be present or represented to conduct business at the annual meeting?

A: To carry on business at the Annual Meeting, we must have a quorum. A quorum is present when holders of at least one-third of the voting power of all outstanding shares entitled to vote at the Annual Meeting are present in person or represented by proxy. Thus, 2,371,986 shares must be represented in person or by proxy to have a quorum at the Annual Meeting. Your shares will be counted towards the quorum only if you submit a valid proxy (or one is submitted on your behalf by your broker, bank or other nominee) or if you vote in person at the Annual Meeting. Abstentions and broker non-votes will be counted towards the quorum requirement. Shares owned by the Company are not considered outstanding or considered to be present at the Annual Meeting. If there is not a quorum at the Annual Meeting, the chairperson of the Annual Meeting may adjourn the Annual Meeting.

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Q: How can I attend the annual meeting?

A: You are entitled to attend the annual meeting only if you were a stockholder of SINTX as of the close of business on October 19, 2026, the record date, or if you hold a valid proxy for the annual meeting. The Annual Meeting will be held on December 9, 2026 at 10:00 am Mountain Time at the Company’s offices located at 1885 West 2100 South, Salt Lake City, UT 84119.

Q: How can I vote my shares in person at the annual meeting?

A: Shares held in your name as the stockholder of record may be voted in person at the annual meeting. Shares held beneficially in street name may be voted in person at the annual meeting only if you obtain a legal proxy from the broker, bank or nominee that holds the shares giving you the right to vote the shares. Even if you plan to attend the annual meeting, we recommend that you also submit your proxy card or voting instruction card as described herein so your vote will be counted if you later decide not to attend the annual meeting.

Q: What is the deadline for voting my shares?

A: If you hold shares as the stockholder of record, your vote by proxy must be received before the polls close at the annual meeting, except that proxies submitted by the Internet must be received by 11:59 p.m., Eastern Time, on December 8, 2026.

If you hold shares beneficially in street name, please follow the voting instructions provided by your broker, bank or nominee. You may vote these shares in person at the annual meeting only if at the annual meeting you provide a legal proxy obtained from your broker, bank or nominee.

Q: Is my vote confidential?

A: Proxy instructions, ballots and voting tabulations that identify individual stockholders are handled in a manner that protects your voting privacy. Your vote will not be disclosed either within SINTX or to third parties, except: (1) as necessary to meet applicable legal requirements; (2) to allow for the tabulation of votes and certification of the vote; and (3) to facilitate a successful proxy solicitation. Occasionally, stockholders provide written comments on their proxy card, which are then forwarded to our management.

Q: What is a broker non-vote?

A: A broker non-vote occurs when a broker does not vote on a particular proposal with respect to shares of Common Stock held in a fiduciary capacity (typically referred to as being held in “street name”) because the broker has not received voting instructions from the beneficial owner. Under the rules that govern brokers who are voting with respect to shares held in street name, brokers have the discretion to vote such shares on routine matters, but not on non-routine matters. Routine matters include the ratification of auditors. Non-routine matters include matters such as the election of directors, the approval of, and amendments to, stock plans, the approval of, and amendments to by-laws and corporate charter documents and change in corporate domicile. Therefore, if you do not give your broker or nominee specific instructions, your shares will not be voted on non-routine matters and may not be voted on routine matters. However, shares represented by such “broker non-votes” will be counted in determining whether there is a quorum present at the annual meeting for the purpose of transacting business.

Q: What is an Abstention?

An abstention occurs when a stockholder affirmatively elects not to vote on a particular proposal. Abstentions will be counted for purposes of determining whether a quorum is present at the Annual Meeting. Under Article I, Section 7 of our Bylaws, proposals other than director elections generally require approval by a majority of the votes cast affirmatively or negatively, unless a different voting standard is required by applicable law, our governing documents or Nasdaq rules. Accordingly, abstentions will not be counted as votes cast and will have no effect on the outcome of Proposals Nos. 2, 3 or 4.

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Q: Where can I find the voting results of the annual meeting?

A: We intend to announce preliminary voting results at the annual meeting and publish final voting results in a Current Report on Form 8-K to be filed with the United States Securities and Exchange Commission (“SEC”) within four business days after the annual meeting.

Q: Who will bear the cost of soliciting votes for the annual meeting?

A: The cost of this solicitation is being borne by SINTX. These costs will include the expense of preparing, assembling, printing and mailing the notice, this proxy statement and any other material used in the Company’s solicitation of proxies to stockholders of record and beneficial owners, and reimbursements paid to banks, brokerage firms, custodians and others for their reasonable out-of-pocket expenses for forwarding proxy materials to stockholders and obtaining beneficial owners’ voting instructions. Proxies may be solicited on our behalf by our directors, officers and regular employees by telephone or other means. There will be no special or additional compensation for these services. Stockholders voting via the telephone or Internet should understand that there may be costs associated with telephonic or electronic access, such as usage charges from telephone companies and internet access providers, which must be borne by the stockholder. At this time, we have not retained the services of a professional solicitation firm, though we may decide to do so at a later date.

Q: What if I have questions for the Company’s transfer agent?

A: Please contact our transfer agent at the telephone number or address listed below with any questions concerning stock certificates, transfer of ownership or other matters pertaining to your stock account.

Equiniti Trust Company, LLC

48 Wall Street, Floor 23

New York, NY 10005

1‑800‑937‑5449 (toll‑free)

helpAST@equiniti.com

Q: Who can help answer my questions?

A: If you have any questions about the annual meeting or how to vote or revoke your proxy, please contact:

SINTX Technologies, Inc.

1885 West 2100 South

Salt Lake City, UT 84119

Attention: Corporate Secretary

Q: How does the Board recommend I vote my shares?

A: The Board recommends a vote FOR each nominee for election to the Board and FOR approval of Proposals numbered 2, 3, and 4.

Q: How can I bring business to be presented from the floor of the annual meeting?

A: Stockholders may present proposals for action at a future meeting if they comply with SEC rules, state law and our Bylaws. For nominations or other business to be properly brought before an annual meeting by a stockholder pursuant to our Bylaws, the stockholder must have given timely notice thereof in writing to the Secretary of the Corporation.

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Q: How can Stockholders recommend a candidate for election to the Board?

A: Stockholders who wish to recommend a candidate for election to our Board should write to: Corporate Secretary, SINTX Technologies, Inc., 1885 West 2100 South, Salt Lake City, UT 84119, stating in detail the qualifications of a candidate for consideration by the Board. Additionally, our corporate Bylaws contain a detailed description of the process that must be followed by a stockholder in order to properly nominate a candidate for election to our Board. Information on how to obtain a copy of our Bylaws is provided below. In considering Board candidates, the Board seeks individuals of proven judgment and competence who have strong reputations in their respective fields. The Board considers such factors as experience, education, employment history, special talents or personal attributes, anticipated participation in Board activities, and geographic and diversity factors. The process for identifying and evaluating nominees would include detailed consideration of the recommendations and opinions of members of our Board, our executive officers, and our stockholders. There would be no difference in the process of evaluation of candidates recommended by a stockholder and those recommended by other sources.

Q: How can I communicate with the Board?

A: Stockholders interested in communicating directly with our Board may do so by writing to: Board of Directors, SINTX Technologies, Inc., 1885 West 2100 South, Salt Lake City, UT 84119. All such written correspondence is delivered to the director or directors to whom it is addressed or, if addressed generally to the Board, to all directors. Concerns relating to accounting, internal controls, or auditing matters are immediately forwarded to the Chief Executive Officer, Chief Financial Officer and Principal Accounting Officer, and Chairman of the Audit Committee.

Q: Will the Board attend the Annual Meeting?

A: We encourage attendance by members of the board and senior executives, but attendance is not required.

Q: How may a stockholder submit a Proposal or Director Nomination for the 2027 Annual Meeting?

A: Stockholders who wish to submit proposals for inclusion in the Company’s proxy materials or nominate directors or present other business at the 2027 Annual Meeting must comply with applicable SEC rules and the advance notice requirements of the Company’s Bylaws. The relevant procedures and submission deadlines are described under “Stockholder Proposals for the 2027 Annual Meeting” near the end of this Proxy Statement.

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Q: Where can I find More Information on SINTX

Our corporate website is http://www.sintx.com. We make available on this website, free of charge, access to our Annual Report on Form 10-K, Quarterly Reports on Form 10-Q, Current Reports on Form 8-K, Proxy Statement on Schedule 14A and amendments to those materials filed or furnished pursuant to Section 13(a) or 15(d) of the Securities Exchange Act of 1934 as soon as reasonably practicable after we electronically submit such material to the SEC. The SEC makes available on its website, free of charge, reports, proxy and information statements, and other information regarding issuers, such as us, that file electronically with the SEC. The SEC’s website is http://www.sec.gov.

Directors and Officers

Directors

The following table sets forth the names, ages, and positions with SINTX for each of our directors.

Name	Age	Positions
Eric Olson	62	CEO and Chairman of the Board of Directors
Jay Moyes	72	Director
Robert Mitchell	63	Director
Chris Lyons	56	Director
Mark Anderson	62	Director
Gregg Honigblum	63	Director

Our Board is divided into three classes (Class I, Class II and Class III) with staggered three-year terms. Directors in each class are elected to serve for three-year staggered terms that expire in successive years. Officers serve at the discretion of our Board. The following is information on the business experience of each director now serving and a discussion of the qualifications, attributes and skills that led to the Board of Directors’ conclusion that each one is qualified to serve as a director.

The following is a brief summary of the background of each of our directors:

Class I Directors – continuing with a term expiring at the 2027 annual meeting of stockholders.

Eric Olson, age 62, was appointed to the board of directors in November 2024 and has served as Chief Executive Officer since August 1, 2024. Prior to being appointed as Chief Executive Officer, from June 2022 to August 2024, Mr. Olson served as Founder, Chief Executive Officer and Board Member of Foresite Innovations, LLC, a private healthcare innovation and development holding company. From January 2016 to June 2022, Mr. Olson was the founder, President, Chief Executive Officer and Board Member of Predictive Biotech, Inc., which developed the first human stem cell and tissue product (HCT/P) derived from the perinatal tissue. Prior to joining Predictive Biotech, Mr. Olson was the President and Chief Executive Officer for Cupertino based Skeletal Kinetics from December 2014 to January 2016. This Colson & Associates company developed and commercialized synthetic bone substitute products for Orthopedic and Spinal applications. From February 2012 to September 2014, Mr. Olson served as Chief Executive Officer and President and a member of the board of directors of SINTX Technologies (formerly Amedica Corporation). Mr. Olson began his career with London-based Smith & Nephew and has worked in Senior Sales and Marketing leadership roles with Johnson & Johnson, Medtronic and Wright Medical. He earned Bachelor of Science Degrees in Behavioral Science and Health Administration from The University of Utah and completed a Master’s level Hospital Administration Internship Program at the same institution

Jay M. Moyes, age 72, was appointed to the board of directors in April 2025. Since April 2012, Mr. Moyes has also served on the board of directors of Puma Biotechnology, Inc., a public biopharmaceutical company with a focus on the development and commercialization of innovative products to enhance cancer care. Mr. Moyes has been a member of the board of directors of Biocardia, Inc., a public cardiovascular regenerative medicine company, since January 2011. Mr. Moyes served as the Chief Financial Officer of Sera Prognostics, Inc., a public commercial-stage biotechnology company focused on improving maternal and neonatal health through innovative biomarker approaches, from March 2020 to June 2023. Mr. Moyes previously served as a member of the board of directors of Achieve Life Sciences, Inc., a public specialty pharmaceutical company, from August 2017 to May 2023; Predictive Technology Group, Inc., a public molecular diagnostics and regenerative medicine company, from February 2019 to December 2019; Osiris Therapeutics, Inc., a public bio-surgery company, from May 2006 until December 2017; and Amedica Corporation (now SINTX Technologies, Inc.), a public orthopedic implant company, from November 2012 to August 2014. He served as Chief Financial Officer of Amedica from October 2013 to August 2014. From May 2008 through July 2009, Mr. Moyes served as Chief Financial Officer of XDx (now CareDx), Inc., a privately held molecular diagnostics company. Prior to that, Mr. Moyes served as Chief Financial Officer of Myriad Genetics, Inc., a public healthcare diagnostics company, from June 1996 until November 2007, and as its Vice President of Finance from July 1993 until May 1996. From 1991 to 1993, Mr. Moyes served as Vice President of Finance and Chief Financial Officer of Genmark, Inc., a privately held genetics company. Mr. Moyes held various positions with the accounting firm of KPMG LLP from 1979 through 1991. He holds an M.B.A. from the University of Utah, a B.A. in economics from Weber State University, and is formerly a Certified Public Accountant. Mr. Moyes also served as a member of the Board of Trustees of the Utah Life Science Association from 1999 through 2006. Mr. Moyes was nominated to serve as a director because his extensive background in finance and accounting and his experience in the context of the life sciences industry enable him to make significant contributions to the Board.

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Class II Directors – continuing with a term expiring at the 2028 annual meeting of stockholders.

Robert D. Mitchell, age 63, was appointed to our board of directors in April 2025. Since March 1, 2018, he has served on the board of directors of Conavi Medical Corp., a public (TSX), commercial stage medical device company focused on designing, manufacturing, and marketing imaging technologies to guide common minimally invasive cardiovascular procedures and is currently their chairperson of the HR and Governance Committee. Since August 2021, Mr. Mitchell has served as Executive Chairman of the Board of Directors for Life Seal Vascular Inc, a privately held medical device company pioneering solutions to revolutionize endovascular intervention. Mr. Mitchell is a general partner since January 2024 in NLP Ventures LLC. Since January 2022 he has also served as a General Partner in FF20 Ventures, an early-stage venture capital fund. Since March 2018 he has served as Chairman and founder of RDM Enterprises, LLC. From December 2010 to 2018, Mr. Mitchell served as President of Endologix, Inc., a public company focused on the development, manufacture, and commercialization of innovative medical devices for the treatment of aortic disorders. Mr. Mitchell served as President and Chief Executive Officer of Nellix, Inc. from February 2008 until its acquisition of by Endologix in December 2010. From November 2006 to February 2008, Mr. Mitchell served as Executive Vice President and Chief Operating Officer of AngioDynamics, Inc., a publicly-held medical device company. From 2005 to 2006, Mr. Mitchell served as Chairman, President and Chief Executive Officer of Millimed Holdings, Inc., a privately-held medical device company based in Roskilde, Denmark. From 2004 to 2005, Mr. Mitchell served as Vice President of Worldwide Sales for Align Technology, Inc., a publicly-held company. From 1987 to 2004, Mr. Mitchell held various positions with Cook Incorporated, a privately-held medical device company, including Vice President and Director, Global Sales and Marketing for various business units including diagnostic and interventional, endovascular, critical care. Mr. Mitchell holds a B.S. from the University of Utah and an M.B.A. from Indiana Wesleyan University. Mr. Mitchell was nominated to serve as a director because his extensive background and experience in the context of the life sciences industry enable him to make significant contributions to the Board.

Chris Lyons, age 56, has served on our board of directors since April 2025. Since January 2024, Mr. Lyons has served as a partner with BiotechExec, a provider of executive management services and fractional executive placement for medical device, biotech, diagnostics and digital health companies. Additionally, since January 2018, Mr. Lyons has served as the chief executive officer for Southern Metrics Consulting where he advises emerging medtech companies on commercialization and successful exits. Mr. Lyons worked for Medtronic Spine and Biologics, from February 2005 to January 2018 in various roles, including Director Global Business Development for 10 years, as Director of International Biologic Marketing, and Senior Product Manager – International Biologics. Prior to joining Medtronic, Mr. Lyons worked for Smith & Nephew for 16 years in various roles including Clinical Therapies Sales Representative, Group Manager Orthopedic Navigation and Group Product Manager. Mr. Lyons holds a BBA, Marketing & Sales from Fogelman College of Business & Economics, University of Memphis. Mr. Lyons was nominated to serve as a director because his extensive background and experience in the context of the medical device industry enable him to make significant contributions to the Board.

Class III Directors – Up for re-election at the 2026 annual meeting of stockholders.

Mark Anderson, age 62, was appointed to our board of directors in April 2025. Since May 2022, Mr. Anderson has served as a consultant in the medical device industry. From June 1991 to April 2022, Mr. Anderson served in various roles with Boston Scientific, a public medical device company, including Regional Manager, Area Vice President and Sales Director. Mr. Anderson is a seasoned executive with over 35 years in the medical device industry. His experience at Boston Scientific crossed four divisions Cardiology, Watchman, Endoscopy, and Corporate Contracts. Additionally, he managed the #1 customer for Boston Scientific (HCA Healthcare) for nearly 9 years. Mr. Anderson is recognized for building high-performing teams, expanding global markets, and scaling businesses with a strong commercial and clinical focus. Mr. Anderson holds a BBA, Finance from The University of Texas at Austin. Mr. Anderson was nominated to serve as a director because his extensive background and experience in the context of the medical device industry enable him to make significant contributions to the Board.

Gregg Honigblum, age 63, has served as the Company’s Chief Investment Officer since May 2025. Prior to serving as the Company’s Chief Investment Officer, Mr. Honigblum served as the Company’s Chief Strategy Officer from November 2024 to May 2025. From December 2023 to November 2024, Mr. Honigblum served as a Managing Director for FNEX Capital, LLC, a global leader in Private Securities transaction and investment banking. From June 2021 to December 2023 Mr. Honigblum served as a Managing Director for Westlake Securities, an investment banking firm focused on growth, merger and acquisitions, and capital raising services for middle market companies. From August 2016 to December 2023 Mr. Honigblum was a co-founder and Director for HealthGrowth Capital, LLC specializing in providing capital, strategic advisory services, and a Group Purchasing Organization Platform with large wholesale pharmaceutical distributors. He earned a Bachelor of Arts degree in Economics from the University of Texas at Austin. Mr. Honigblum holds Series 7, 24, and 63 securities licenses.

Executive Officers

Our current executive officers and their respective ages and positions are as follows:

Name	Age	Position
Eric Olson	62	Chief Executive Officer
Ryan Elmore	51	President
Gregg Honigblum	63	Chief Investment Officer and Director
Kevin Trask	41	Chief Financial Officer

The following is a brief summary of the background of each of our executive officers.

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Eric Olson has served as the Company’s Chief Executive Officer since August 2024 and as a member of the Board of Directors since November 2024. Mr. Olson’s business experience and qualifications are described above under “Class I Directors.”

Ryan Elmore has served as President of SINTX Technologies, Inc. since March 16, 2026. Mr. Elmore reports to the Chief Executive Officer and is responsible for execution of the Company’s business and operational strategy, including innovation, commercialization, business development, and global expansion of SiNERGY, the Company’s proprietary implantable-grade silicon nitride biomaterial platform. Prior to joining SINTX, Mr. Elmore served in various leadership roles at Invibio, a division of Victrex plc, a global manufacturer of high-performance biomaterials and polymers used in medical device applications. Most recently, from September 2021 to March 2026, he served as Core Business Director, where he was responsible for leadership of the Victrex Biomaterials business across three strategic segments including Musculoskeletal, Cardiovascular, and Pharmaceutical markets. From October 2010 to November 2021, Mr. Elmore served as Invibio Global Head of Sales, with responsibility for international commercial strategy, channel management, contracts administration and sales execution across all continents including facilitation of high growth markets in Asia. Mr. Elmore holds a B.S. In Mechanical Engineering with sub-specialization through certification in Biomedical Engineering from the University of South Florida.

Gregg Honigblum has served as the Company’s Chief Investment Officer since May 2025. Mr. Honigblum’s business experience and qualifications are described above under “Class III Directors.”

Kevin Trask has served as the Company’s Chief Financial Officer since September 2025. Prior to being appointed as the Company’s Chief Financial Officer, Mr. Trask served as the Company’s Corporate Controller from May 2025 to September 2025. From May 2024 to May 2025, he served as Corporate Controller at USANA Health Sciences, Inc., a global publicly traded company. From October 2022 to May 2024, Mr. Trask served as the Head of Finance and Accounting at an early-stage private consumer goods company. From June 2021 to October 2022, Mr. Trask served as the Director of Accounting at Quotient Technologies, Inc, a publicly traded company. Prior to Quotient, Mr. Trask held multiple, progressive accounting and finance management positions at global publicly traded companies. He began his career in public accounting, providing assurance services to both large and small private and public companies. Mr. Trask holds a B.S. in Accounting from California State Polytechnic University and is an actively licensed CPA.

Arrangements between Officers and Directors

To our knowledge, there is no arrangement or understanding between any of our officers and any other person, including directors, pursuant to which the officer was selected to serve as an officer.

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Family Relationships

None of our directors are related by blood, marriage, or adoption to any other director, executive officer, or other key employees.

Other Directorships

With the exception of Mr. Moyes, who is also on the board of directors of Puma Biotechnology, Inc. and Biocardia, Inc., both SEC public reporting companies, none of the directors of the Company are also directors of issuers with a class of securities registered under Section 12 of the Exchange Act (or which otherwise are required to file periodic reports under the Exchange Act).

Other Involvement in Certain Legal Proceedings

None of our directors or executive officers has been involved in any bankruptcy or criminal proceedings (other than traffic and other minor offenses) or been subject to any of the items set forth under Item 401(f) of Regulation S-K, nor have there been any judgments or injunctions brought against any of our directors or executive officers during the last ten years that we consider material to the evaluation of the ability and integrity of any director or executive officer.

The Board and Committees

Our Board of Directors has six members, namely, the Chairman of the Board, Eric Olson, who also serves as our Chief Executive Officer and Gregg Honigblum, who also serves as our Chief Investment Officer, and four non-employee directors Jay Moyes, Mark Anderson, Robert Mitchell and Chris Lyons (the “non-employee directors”). The Board has determined that the non-employee directors (who constitute a majority of the Board) are “independent directors” under the criteria set forth in Rule 5605(a)(2) of the Nasdaq Listing Rules. The Board met eight (8) times during the year ended December 31, 2025. All directors attended more than seventy-five percent (75%) of the meetings of the Board and committee meetings of which such director was a member held during 2025.

In accordance with our restated Certificate of Incorporation, our Board of Directors is divided into three classes with staggered three-year terms. At each annual meeting of stockholders, the successors to the directors whose terms then expire will be elected to serve until the third annual meeting following such election. Our directors are divided among the three classes as follows:

●	The Class I directors are Eric Olson and Jay Moyes, and their terms will expire at the 2027 annual meeting of stockholders.

●	The Class II directors are Robert Mitchell and Chris Lyons, and their terms will expire at the 2028 annual meeting of stockholders.

●	The Class III directors are Gregg Honigblum and Mark Anderson, and their terms expire at the 2026 annual meeting of stockholders.

Any additional directorships resulting from an increase in the number of directors will be distributed among the three classes so that, as nearly as possible, each class will consist of one-third of the directors.

Our Board of Directors has three permanent committees: the Audit Committee, the Compensation Committee, and the Corporate Governance and Nominating Committee. The written charters for these committees are on our website at https://investors.sintx.com/corporate-governance/documents-charters. Our Board of Directors may from time to time establish other standing committees. In addition, from time to time, special committees may be established under the direction of our Board of Directors when necessary to address specific issues.

The following table sets forth a description of the three permanent Board committees and the chairpersons and members of those committees, all of whom are independent directors:

Committee	Independent Chairman	Independent Members

Audit Committee	Jay Moyes	Mark Anderson	Robert Mitchell

Compensation Committee	Mark Anderson	Jay Moyes	Robert Mitchell	Chris Lyons

Governance and Nominating Committee	Robert Mitchell	Jay Moyes	Mark Anderson	Chris Lyons

Nominating and Governance Committee

The Nominating and Governance Committee is currently comprised of the following members: Robert Mitchell (Chairman), Jay Moyes, Mark Anderson and Chris Lyons. Among other items, the Nominating and Governance Committee is tasked by the Board to: (1) identify individuals qualified to serve as members of the Board and, recommend individuals to be nominated by the Board for election by the stockholders or to be appointed by the Board to fill vacancies consistent with the criteria approved by the Board; (2) develop and periodically evaluate and recommend changes to SINTX’s Corporate Governance Guidelines and Code of Ethics, and to review the Company’s policies and programs that relate to matters of corporate responsibility, including public issues of significance to the Company and its stakeholders; and (3) oversee an annual evaluation of the performance of the Board. The Board has determined that each of the members of the Nominating and Governance Committee is “independent” under the standard set forth in Rule 5605(a)(2) of the Nasdaq Listing Rules. The Nominating and Governance Committee did not meet as a separate committee in 2025. Governance matters were addressed, as appropriate, at meetings of the full Board of Directors. The Nominating and Governance Committee operates under a written charter adopted by the Board of Directors, which sets forth the responsibilities and powers delegated by the Board to the Nominating and Governance Committee.

Board Nominations

In considering Board candidates, the Board seeks individuals of proven judgment and competence who have strong reputations in their respective fields. Although we do not have a formal diversity policy, the Board considers such factors as experience, education, employment history, special talents or personal attributes, anticipated participation in Board activities, and geographic and diversity factors. The process for identifying and evaluating nominees would include detailed consideration of the recommendations and opinions of members of our Board, our executive officers, and our stockholders. There would be no difference in the process of evaluation of candidates recommended by a stockholder and those recommended by other sources.

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The Nominating and Governance Committee has adopted a policy and procedures for shareholders to recommend nominees to the Company’s Board. The Committee will only consider qualified proposed nominees that meet the qualification standards set forth on Appendix A to the Committee’s charter available on the Company’s website at www.SINTX.com. Pursuant to the policy, only shareholders who meet minimum percentage ownership requirements as established by the Board may make recommendations for consideration by the Committee. At this time, the Board has set a minimum percentage ownership of 5% of the Company’s issued and outstanding shares of common stock for a period of at least one year. To make recommendations, a shareholder must submit the recommendation in writing by mail, courier or personal delivery to: Corporate Secretary, SINTX Technologies, Inc., 1885 West 2100 South, Salt Lake City, UT 84119. For each annual meeting the Committee will consider only one proposed nominee from each shareholder or shareholder group (within the meaning of Regulation 13D under the Exchange Act).

The recommendation must set forth (1) the name, address, including telephone number, of the recommending shareholder or shareholder group; (2) the number of the Company’s shares of common stock held by such shareholder and proof of ownership if the shareholder is not a holder of record; and (3) a statement that the shareholder has a good faith intention of holding the shares through the record date of the Company’s next annual meeting. For shareholder groups this information must be submitted for each shareholder in the group.

The recommendation must set forth in relation to the proposed nominee being recommended by the shareholder: (1) the information required by Items 401, 403 and 404 of Regulation S-K under the Exchange Act, (2) any material relationships or agreements between the proposed nominee and the recommending shareholder or the Company’s competitors, customers, labor unions or other persons with special interests in the Company; (3) a statement regarding the qualifications of the proposed nominee to serve on the Board; (4) a statement that the proposed nominee can fairly represent the interests of all shareholders of the Company; and (5) a signed consent by the proposed nominee to being interviewed by the Nominating and Governance Committee.

Recommendations must be made not later than 120 calendar days prior to the first anniversary of the date of the proxy statement for the prior annual meeting of shareholders. In the event that the date of the annual meeting of shareholders for the current year is more than 30 days following the first anniversary date of the annual meeting of shareholders for the prior year, the submission of a recommendation will be considered timely if it is submitted not earlier than the close of business on the 120 days prior to such annual meeting and not later than the close of business on the later of 90 days prior to such annual meeting or the close of business 10 days following the day on which public announcement of the date of such meeting is first made by the Company.

Audit Committee

We have a standing Audit Committee and audit committee charter, which complies with Rule 10A-3 of the Exchange Act, and the requirements of the Nasdaq Listing Rules. Our Audit Committee was established in accordance with Section 3(a)(58)(A) of the Exchange Act. The Audit Committee is currently comprised of the following members: Jay Moyes (Chairman), Mark Anderson, and Robert Mitchell. The Audit Committee provides oversight for financial reporting matters, internal controls, and compliance with the Company’s financial policies, and meets with its auditors when appropriate. The Audit Committee met two (2) times as a separate committee in 2025, as well addressing other committee matters as necessary in meetings of the Board. The Board has determined that Jay Moyes is an “audit committee financial expert” within the meaning of Item 407(d)(5) of Regulation S-K. Further, the Board has determined that each member of the Audit Committee is “independent” under the standard set forth in Rule 5605(a)(2) of the Nasdaq Listing Rules. The Audit Committee operates under a written charter adopted by the Board of Directors, which sets forth the responsibilities and powers delegated by the Board to the Audit Committee.

Compensation Committee

The Compensation Committee of the Board is comprised of the following members: Mark Anderson (Chairman), Jay Moyes, Robert Mitchell and Chris Lyons. The Board has determined that each member of the Compensation Committee is “independent” under the standard set forth in Rule 5605(a)(2) of the Nasdaq Listing Rules. The Compensation Committee recommends to the Board for determination compensation of our executive officers, including the chief executive officer, and addresses salary and benefit matters for other key personnel and employees of the Company. The Compensation Committee met two (2) times as a separate committee in 2025, as well addressing other committee matters as necessary in meetings of the Board. The Compensation Committee operates under a written charter adopted by the Board of Directors, which sets forth the responsibilities and powers delegated by the Board to the Compensation Committee.

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Role of the Board in Risk Oversight

Our Board of Directors has overall responsibility for risk oversight. The Board oversees the Company’s risk management framework, including strategic, operational, financial, regulatory, compliance, information technology security, and governance risks. Management is responsible for the day-to-day identification, assessment, and management of risks and reports regularly to the Board and its committees regarding significant risk exposures and mitigation efforts. The Board administers its oversight function both directly and through its standing committees, in accordance with their respective charters.

The Audit Committee assists the Board in overseeing risks relating to financial reporting, internal control over financial reporting, accounting policies, liquidity, legal and regulatory compliance, and related party transactions. Consistent with its charter, the Audit Committee also oversees matters relating to information technology security and control and receives periodic reports from management regarding compliance processes and risk exposures.

The Compensation Committee oversees risks relating to executive and employee compensation policies and practices. As provided in its charter, the Compensation Committee reviews compensation programs to determine whether such policies and practices create risks that are reasonably likely to have a material adverse effect on the Company and evaluates whether incentive structures appropriately align management interests with long-term stockholder value.

The Nominating and Governance Committee oversees risks relating to corporate governance, Board composition and independence, succession planning for the Chief Executive Officer (in coordination with the Compensation Committee), and the implementation and monitoring of the Company’s Code of Business Conduct and Ethics. The Committee also oversees compliance with Nasdaq listing standards and applicable governance requirements.

While each committee focuses on specific risk areas within its mandate, the full Board receives reports from its committees and considers significant risks in the context of the Company’s overall business strategy and long-term objectives.

Code of Business Conduct

The Board has adopted a Code of Business Conduct that applies to all of our employees, officers and directors, including those officers responsible for financial reporting. The code of business conduct is available on our website at https://ir.sintx.com/corporate-governance. We intend to disclose any amendments to the code or any waivers of its requirements on our website.

The Bylaws of the Company provide that no contract or transaction between SINTX and one or more of its directors or officers, or between SINTX and any other corporation, firm, association, or other organization in which one or more of its directors or officers are financially interested, shall be void or voidable solely for this reason, or solely because the director or officer is present at or participates in the meeting of the Board of Directors or committee that authorizes or approves the contract or transaction, or because their votes are counted for such purpose, provided that:

●	the material facts as to his, her, or their relationship or interest as to the contract or transaction are disclosed or are known to the Board of Directors or the committee and noted in the minutes, and the Board of Directors or committee authorizes the contract or transaction in good faith by the affirmative vote of a majority of disinterested directors, even though the disinterested directors are less than a quorum;

●	the material facts as to his, her, or their relationship or interest as to the contract or transaction are disclosed or are known to the stockholders entitled to vote thereon and the contract or transaction is specifically approved in good faith by vote of the stockholders; or

●	the contract or transaction is fair as to SINTX as of the time it is authorized, approved or ratified by the Board of Directors, a committee thereof, or the stockholders.

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Conflicts of Interests

On an annual basis, each director and executive officer is obligated to complete a director and officer questionnaire that requires disclosure of any transactions with our company, including related person transactions reportable under SEC rules, in which the director or executive officer, or any member of his or her immediate family, have a direct or indirect material interest. Under our company’s standards of conduct for employees, all employees, including the executive officers, are expected to avoid conflicts of interest. Pursuant to our code of ethics for the chief executive officer and senior finance officers (as discussed below), such officers are prohibited from engaging in any conflict of interest unless a specific exception has been granted by the board. All of our directors are subject to general fiduciary standards to act in the best interests of our company and our shareholders. Conflicts of interest involving an executive officer or a director are generally resolved by the board.

Delinquent Section 16(a) Reports

Section 16(a) of the Exchange Act requires our directors and executive officers, and persons who own more than 10% of our common stock, to file with the SEC initial reports of ownership and reports of changes in ownership of our common stock and other equity securities. Executive officers, directors and greater than 10% shareholders are required by SEC regulations to furnish us with copies of all Section 16(a) forms they file.

The Company prepares these reports for its directors and executive officers who request it on the basis on information obtained from them and the Company’s records. Based solely on our review of reports filed electronically with the SEC and written representations from reporting persons, we believe that all filing requirements under Section 16(a) of the Exchange Act applicable to our directors, executive officers and beneficial owners of more than 10% of our Common Stock were satisfied on a timely basis during the fiscal year ended December 31, 2025.

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SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth certain information regarding the beneficial ownership of our common stock as of October 28, 2026 by:

●	each of our current directors;

●	each of our executive officers; and

●	all of our directors and executive officers as a group;

●	each stockholder known by us to own beneficially more than 5% of our Common Stock.

Beneficial ownership is determined in accordance with the rules of the SEC and includes voting or investment power with respect to the securities. Shares of common stock that may be acquired by an individual or group within 60 days of October 28, 2026, pursuant to the exercise or vesting of options or warrants or conversion of convertible promissory notes, are deemed to be outstanding for the purpose of computing the percentage ownership of such individual or group, but are not deemed to be outstanding for the purpose of computing the percentage ownership of any other person shown in the table. Percentage of shares beneficially owned is based on 7,558,073 shares issued and outstanding on October 28, 2026.

Except as indicated in footnotes to this table, we believe that the stockholders named in this table have sole voting and investment power with respect to all shares of common stock shown to be beneficially owned by them, based on information provided to us by such stockholders. The address for each director and executive officer listed is: c/o SINTX Technologies, Inc., 1885 West 2100 South, Salt Lake City, Utah 84119.

	Shares Beneficially Owned
Name and Address of Beneficial Owner	Number	Percentage
Five Percent Stockholders**:
Medtech Ceramics, LP (1)	755,807	9.9%
Laurence W Lytton (2)	755,807	9.9%
Bleichroeder LP (3)	755,807	9.9%
D. Kent Lance, Jr. (4)	627,615	8.3%
Stonepine Capital Management, LLC (5)	627,615	8.3%
Directors and Named Executive Officers:
Eric Olson (6)	112,000	1.5%
Gregg Honigblum (7)	244,384	3.2%
Kevin Trask (8)	65,959	*
Ryan Elmore (9)	36,015	*
Jay Moyes (10)	34,000	*
Robert Mitchell (11)	30,000	*
Chris Lyons (12)	38,292	*
Mark Anderson (13)	48,000	*
All executive officers and directors as a group (8 persons)	608,650	8.1%

*	Indicates ownership of less than 1% of the outstanding shares of the Company’s common stock.
**	Based solely on information stated in Schedule 13G/A filings.

(1)	Medtech Ceramics holds (a) 625,651 shares of common stock, (b) prefunded warrants to purchase 381,157 shares of common stock, and (c) 1,268,135 warrants to purchase 1,268,135 shares of common stock. The shares of common stock, common warrants, and pre-funded warrants beneficially owned by Medtech Ceramics are subject to 9.99% Beneficial Ownership Limitation. The number of shares beneficially owned by Medtech Ceramics set forth in the table above reflects the application of such 9.99% Beneficial Ownership Limitation.

(2)	Laurence W Lytton holds (a) 502,092 shares of common stock, and (b) 502,092 warrants to purchase 502,092 shares of common stock. The shares of common stock and common warrants beneficially owned by Laurence W Lytton are subject to 9.99% Beneficial Ownership Limitation. The number of shares beneficially owned by Laurence W Lytton set forth in the table above reflects the application of such 9.99% Beneficial Ownership Limitation.

(3)	Represents (a) 755,807 shares of common stock, (b) prefunded warrants to purchase 290,219 shares of common stock, and (c) 523,013 warrants to purchase 523,013 shares of common stock. The shares of common stock, common warrants, and pre-funded warrants beneficially owned are subject to 9.99% Beneficial Ownership Limitation. The number of shares set forth in the table above reflects the application of such 9.99% Beneficial Ownership Limitation.

(4)	D. Kent Lance, Jr. holds (a) 418,410 shares of common stock, and (b) 209,205 warrants to purchase 209,205 shares of common stock.

(5)	Stonepine Capital Management, LLC holds (a) 418,410 shares of common stock, and (b) 209,205 warrants to purchase 209,205 shares of common stock.

(6)	Represents 112,000 shares of common stock.

(7)	Represents 244,384 shares of common stock.

(8)	Represents 65,959 shares of common stock.

(9)	Represents 36,015 shares of common stock.

(10)	Represents 4,000 shares of common stock, and options to purchase 30,000 shares of common stock that are currently exercisable within 60 days of October 28, 2026.

(11)	Represents options to purchase 30,000 shares of common stock that are currently exercisable within 60 days of October 28, 2026.

(12)	Represents 8,292 shares of common stock, and options to purchase 30,000 shares of common stock that are currently exercisable within 60 days of October 28, 2026.

(13)	Represents 18,000 shares of common stock, and options to purchase 30,000 shares of common stock that are currently exercisable within 60 days of October 28, 2026.

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CERTAIN RELATIONSHIPS AND RELATED PERSON TRANSACTIONS

Transactions with Related Persons

During the year ended December 31, 2025, the Company entered into a Research Collaboration Agreement (“Research Agreement”) with a company that is majority owned by a shareholder of the Company. The Company paid $500,000 to fund the Research Agreement. As of December 31, 2025, there was no remaining balance. Other than the Research Agreement, we have not entered into any transactions since January 1, 2025 to which we have been a party, in which the amount involved in the transaction exceeded the lesser of $120,000 or one percent of the average of our total assets at year-end for the last two completed fiscal years, and in which any of our directors, executive officers or, to our knowledge, beneficial owners of more than 5% of our common stock, on an as converted basis, or any member of the immediate family of any of the foregoing persons had or will have a direct or indirect material interest, other than equity and other compensation, termination, change in control and other arrangements, which are described above under “Executive and Director Compensation.”

Indemnification Agreements: We have entered into indemnification agreements with each of our executive officers and directors that require us to indemnify such persons against any and all expenses, including judgments, fines or penalties, attorney’s fees, witness fees or other professional fees and related disbursements and other out-of-pocket costs incurred, in connection with any action, suit, arbitration, alternative dispute resolution mechanism, investigation, inquiry or administrative hearing, whether threatened, pending or completed, to which any such person may be made a party by reason of the fact that such person is or was a director, officer, employee or agent of our company, provided that such director or officer acted in good faith and in a manner that the director or officer reasonably believed to be in, or not opposed to, our best interests. The indemnification agreements also set forth procedures that will apply in the event of a claim for indemnification thereunder. We believe that these provisions and agreements are necessary to attract and retain qualified persons as directors and officers.

Policy for Review of Related Party Transactions

The Company has procedures for the review, approval or ratification of transactions involving related persons, as reflected in its Audit Committee Charter and internal practices. Under these procedures, transactions involving directors, executive officers, beneficial owners of more than 5% of the Company’s outstanding common stock, their immediate family members and other persons determined by the Board to be related persons are reviewed by the Audit Committee when such persons have a direct or indirect material interest in the transaction and the transaction meets the applicable review requirements.

In evaluating a related-party transaction, the Audit Committee considers the nature of the related person’s interest, the material terms of the transaction, the business purpose of the arrangement, the availability of alternative arrangements and whether the transaction is in, or not inconsistent with, the best interests of the Company and its stockholders.

The Audit Committee may approve or ratify a related-party transaction in accordance with its charter and the Company’s applicable procedures.

Interest of Certain Persons in Matters to be Acted Upon

Except for the interests of the director nominees in their election to the Board of Directors and the interests of our named executive officers in the advisory vote concerning executive compensation, none of our directors, nominees for director, executive officers, any person who has served as a director or executive officer since the beginning of the last fiscal year, or their associates have any interest, direct or indirect, by security holdings or otherwise, in any of the matters to be acted upon at the Annual Meeting as described in this Proxy Statement.

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EXECUTIVE AND BOARD COMPENSATION

The following discussion relates to the compensation of our “named executive officers.”

Summary Compensation Table

The following table sets forth information about certain compensation awarded or paid to our named executive officers for the 2025 and 2024 fiscal years.

Name and Principal Position	Year	Salary	Bonus	Non-Equity Incentive Plan Compensation	Stock Awards	Option Awards	All Other Comp (1)	Total Compensation
Eric Olson (2)	2025	$366,346	$120,000	$-	$512,650	$-	$55,014	$1,054,010
Chief Executive Officer	2024	$135,962	$25,000	$-	$-	$-	$33,632	$194,594

Gregg Honigblum (3)	2025	$321,442	$97,000	$-	$501,700	$-	$52,830	$972,972
Chief Investment Officer

Kevin Trask (4)	2025	$169,231	$25,000	$-	$363,320	$-	$4,953	$562,504
Chief Financial Officer

(1)	Amount reflects matching of 401(k) contributions paid by us, severance, vacation payouts, housing expenses, and commuting expenses, unless otherwise noted.
(2)	Mr. Olson has served as the Chief Executive Officer since August 2024.
(3)	Mr. Honigblum has served as the Chief Investment Officer since May 2025, and served as the Chief Strategy Officer from November 2024 to May 2025.
(4)	Mr. Trask has served as the Chief Financial Officer since September 2025.

Narrative Disclosure to Summary Compensation Table. The base salaries for our named executive officers were determined by our compensation committee after reviewing a number of factors, including: the responsibilities associated with the position, the seniority of the executive’s position, the base salary level in prior years, and our financial position; and for executive officers other than our Chief Executive Officer, recommendations made by our Chief Executive Officer. The Board, on an annual basis, adopts an executive bonus payment plan that is designed to provide executive officers with annual incentive compensation based on the achievement of certain pre-established performance objectives. By utilizing a combination of objective and subjective performance factors critical to our success, this program incentivizes our executive officers to achieve results that benefit them and the Company. Performance factors include the achievement of predetermined financial performance objectives, adherence to financial discipline measures and achievement of business development, product development and long-term business stability. The Board may modify or re-weight the objectives during the course of the fiscal year, if necessary, to reflect changes in our business plan.

Employment Agreements

On May 5, 2025, the Company entered into new Executive Employment Agreements with Eric Olson, Chief Executive Officer and President, and Gregg Honigblum, Chief Investment Officer (each, an “Executive”), which superseded and replaced their prior employment and change-in-control agreements.

Each agreement provides for an initial two-year term beginning May 5, 2025, with automatic one-year renewals unless either party provides at least 90 days’ prior written notice of non-renewal.

Base Salary and Annual Bonus

Pursuant to his employment agreement, Mr. Olson receives an annual base salary of $375,000, subject to annual review by the Compensation Committee. Mr. Olson is eligible for an annual target cash bonus opportunity equal to 40% of his base salary, based on performance criteria established by the Compensation Committee.

Pursuant to his employment agreement, Mr. Honigblum receives an annual base salary of $325,000, subject to annual review by the Compensation Committee. Mr. Honigblum is eligible for an annual target cash bonus opportunity equal to 35% of his base salary.

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Annual bonuses are generally earned based on continued employment through the last day of the applicable fiscal year and are payable no later than March 15 of the following year.

Equity Awards

In connection with entering into their employment agreements, each of Mr. Olson and Mr. Honigblum was granted 55,000 restricted stock units (“RSUs”) effective May 2, 2025. Under the original terms of the awards:

●	25% of the RSUs vested immediately upon grant; and
●	The remaining 75% were scheduled to vest in equal annual installments on May 2, 2026, May 2, 2027, and May 2, 2028, subject to continued service.

In November 2025, the Board of Directors approved the acceleration of vesting of all unvested RSUs granted in May 2025 to the Company’s executives. As a result, all remaining unvested RSUs held by Messrs. Olson and Honigblum became fully vested during fiscal 2025. The incremental compensation expense associated with such acceleration is reflected in the “Stock Awards” column of the Summary Compensation Table for 2025.

All equity awards are subject to the terms of the Company’s Equity Incentive Plan and applicable award agreements.

Severance and Change-in-Control Provisions

Each Executive’s employment agreement provides for severance benefits upon certain terminations of employment.

If the Executive’s employment is terminated by the Company without “Cause” or by the Executive for “Good Reason” (each as defined in the applicable employment agreement), the Executive is entitled to:

●	Accrued but unpaid salary and earned benefits;
●	A lump sum cash payment equal to one times the sum of (i) base salary and (ii) the greater of the target annual bonus for the year of termination or the average annual bonus for the prior three completed years (subject to specified assumptions if fewer than three years of bonus history exist); and
●	Payment of certain continued health benefit amounts for up to twelve months.

If such termination occurs within one year following (or six months prior to) a Change in Control, the Executive is entitled to enhanced severance consisting of:

●	A prorated annual bonus for the year of termination;
●	A lump sum payment equal to three times the sum of (i) base salary and (ii) the greater of target annual bonus for the year of termination or the highest annual bonus paid in the preceding three years; and
●	Continued health benefit payments for up to thirty-six months.

Severance payments are conditioned upon the Executive’s execution and non-revocation of a general mutual release of claims.

The agreements also contain customary definitions of “Cause,” “Good Reason,” and “Change in Control,” as well as provisions addressing indemnification, directors’ and officers’ insurance coverage, Section 409A compliance, and excise tax cutback under Section 280G of the Internal Revenue Code.

Other Compensation and Benefits

Each Executive is eligible to participate in employee benefit plans made available to senior executives, including health and welfare plans, 401(k) participation, and paid time off. The amounts reflected in the “All Other Compensation” column of the Summary Compensation Table include Company 401(k) matching contributions and other benefits described in footnote (1) to the table.

20

Outstanding Equity Awards at Fiscal Year-End

The following table shows information regarding equity awards held by our named executive officers as of December 31, 2025:

	Number of Securities Underlying Unexercised Options (#)		Option Exercise	Option Expiration	Number of Restricted Stock Units that have not vested (1)	Market value of shares or units of stock that have not vested ($)
Name	Exercisable	Unexercisable	Price	Date
Eric Olson	-	-	$-	-	826	$6,408
	-	-	-	-	60,000	231,600

Gregg Honigblum	-	-	$-	-	826	$3,188
	-	-	-	-	58,000	223,880

Kevin Trask	-	-	$-	-	40,000	$154,400

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401(k) Plan

We offer our executive officers, including our named executive officers, retirement benefits, including participation in our tax-qualified profit sharing plan that includes a “cash-or-deferred” (or 401(k)) feature in the same manner as other employees. The plan is intended to satisfy the requirements of Section 401 of the Internal Revenue Code. Our employees may elect to reduce their current compensation by up to the statutorily prescribed annual limit and have a like amount contributed to the plan. In addition, we may make discretionary and/or matching contributions to the plan in amounts determined annually by our Board. We currently elect to match the contributions of our employees who participate in our 401(k) plan as follows: a match of 100% on the first 3% of compensation contributed by a plan participant and a match of 50% on amounts above 3%, up to 5%, of compensation contributed by a plan participant.

Potential Payments upon Termination or Change in Control

We have entered into certain agreements and maintained certain plans that may have required us to make certain payments and/or provide certain benefits to the executive officers named in the Summary Compensation Table in the event of termination of employment or change in control.

The following summarizes the material terms of the severance and change in control provisions applicable to Mr. Olson or Mr. Honigblum pursuant to their respective employment agreements in effect as of December 31, 2025. The amounts payable depend on the circumstances of termination and satisfaction of certain conditions, including the execution and non-revocation of a general release of claims in favor of the Company.

Termination Without Cause or for Good Reason (Not in Connection with a Change in Control)

If the employment of Mr. Olson or Mr. Honigblum is terminated by the Company without “Cause” or by the executive for “Good Reason” (each as defined in the applicable employment agreement), and such termination is not in connection with a Change in Control, the executive would be entitled to:

●	Accrued but unpaid base salary and any earned but unpaid bonus;
●	A lump sum cash severance payment equal to one times the sum of:
○ the executive’s then-current annual base salary; and
○ the greater of (i) the target annual bonus for the year of termination or (ii) the average annual bonus earned for the three most recently completed fiscal years (subject to adjustment if fewer than three years of bonus history exist); and
●	Payment or reimbursement of the employer portion of COBRA premiums for up to twelve (12) months following termination.

Equity awards would be treated in accordance with the applicable equity incentive plan and award agreements.

Termination in Connection with a Change in Control

If the executive’s employment is terminated by the Company without Cause or by the executive for Good Reason within one year following, or six months prior to, a Change in Control (as defined in the employment agreement), the executive would be entitled to enhanced severance benefits consisting of:

●	Accrued but unpaid base salary and any earned but unpaid bonus;
●	A prorated annual bonus for the fiscal year of termination;
●	A lump sum cash payment equal to three times the sum of:
○ the executive’s then-current annual base salary; and
○ the greater of (i) the target annual bonus for the year of termination or (ii) the highest annual bonus earned during the preceding three fiscal years; and
●	Payment or reimbursement of the employer portion of COBRA premiums for up to thirty-six (36) months.

The employment agreements include a “best net” excise tax provision under Section 280G of the Internal Revenue Code, pursuant to which payments may be reduced if such reduction would result in a greater after-tax benefit to the executive.

Termination for Cause, Death, Disability, or Voluntary Resignation Without Good Reason

If the executive’s employment is terminated:

●	By the Company for Cause,
●	By the executive without Good Reason, or
●	As a result of death or disability, the executive (or his estate) would be entitled only to accrued but unpaid base salary and any earned but unpaid bonus through the date of termination, and any vested benefits under applicable plans.

Equity Awards

Equity awards, if any, will be governed by the terms of the applicable equity incentive plan and award agreements.

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Code of Business Conduct Violations

It is our policy under our Code of Business Conduct to take appropriate action against any executive officer whose actions are found to violate the Code or any other policy of SINTX. Disciplinary actions may include immediate termination of employment and, where SINTX has suffered a loss, pursuing its remedies against the executive officer responsible. SINTX will cooperate fully with the appropriate authorities where laws have been violated.

Board Compensation

The following table shows the total compensation paid or accrued during the fiscal year ended December 31, 2025 to each of our non-employee directors.

Name	Fees Earned or Paid in Cash ($)	Stock Awards ($)	Option Awards ($)(11)	Total ($)
Jay Moyes (1)	$54,250	$-	$112,640	$166,890
Robert Mitchell (2)	44,563	-	112,640	157,203
Chris Lyons (3)	44,563	-	112,640	157,203
Mark Anderson (4)	44,563	-	112,640	157,203
Sonny Bal (5)(10)	50,000	-	31,100	81,100
David Truetzel (6)(10)	150,000	-	31,100	181,100
Jeffrey White (7)(10)	50,000	-	31,100	81,100
Eric Stookey (8)(10)	50,000	-	31,100	81,100
Mark Froimson (9)(10)	$50,000	$-	$31,100	$81,100

(1)	As of December 31, 2025, Mr. Moyes had 30,000 option awards outstanding.

(2)	As of December 31, 2025, Mr. Mitchell had 30,000 option awards outstanding.

(3)	As of December 31, 2025, Mr. Lyons had 30,000 option awards outstanding.

(4)	As of December 31, 2025, Mr. Anderson had 30,000 option awards outstanding.

(5)	As of December 31, 2025, Mr. Bal had 10,000 option awards outstanding.

(6)	As of December 31, 2025, Mr. Truetzel had 10,000 option awards outstanding.

(7)	As of December 31, 2025, Mr. White had 10,000 option awards outstanding.

(8)	As of December 31, 2025, Mr. Stookey had 10,000 option awards outstanding.

(9)	As of December 31, 2025, Mr. Froimson had 10,000 option awards outstanding.

(10)	Tenure on the Board of Directors ended April 2025.

(11)	The amounts in this column do not reflect compensation actually received by our non-employee directors nor do they reflect the actual value that will be recognized by the non-employee directors. Instead, the amounts reflect the aggregate grant date fair value computed in accordance with Accounting Standards Codification (“ASC”) 718 of awards of stock options made to non-employee directors for the fiscal year ended December 31, 2025, but excludes an estimate for forfeitures. The fair value of each option award is estimated on the date of grant using the Black-Scholes option-pricing model.

The following compensation schedule sets forth calendar year 2026 compensation for non-employee directors (paid on a monthly basis) as approved by the Board:

●	Annual retainer of $65,000 paid in 12 equal monthly installments of $5,417 each;

●	Additionally, an annual retainer of $26,000 to the chair of the Audit Committee and annual retainer of $9,750 for chairpersons of all other committees of the Board;

●	Reimbursement of reasonable expenses as supported by documentation and receipts.

A new Board appointee receives an option award upon appointment. Further, each non-employee member of the Board is awarded an option award on an annual basis.

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Equity Compensation Plan Information

The following table sets forth information as of December 31, 2025 relating to all of our equity compensation plans:

Plan Category	(a) Number of Securities to be Issued upon Exercise of Outstanding Options, Warrants and Rights		(b) Weighted- average Exercise Price of Outstanding Options, Warrants and Rights		(c) Number of Securities Remaining Available for Future Issuance under Equity Compensation Plans (Excluding Securities Referenced in Column (a))
Equity compensation plans approved by stockholders	592,359	(1)	$6.65	(2)	102,325
Equity compensation plans not approved by Stockholders	-		-		-
Total	592,359	(1)	$6.65	(2)	102,325

(1)	Includes options outstanding under our 2020 Equity Incentive Plan and 2025 Equity Incentive Plan.

(2)	Represents weighted-average exercise price per share of common stock acquirable upon exercise of outstanding stock options.

Equity Incentive Plan

2025 Equity Incentive Plan

The 2025 Equity Incentive Plan (the “2025 Plan”), as approved by the Company’s shareholders on September 4, 2025, provides for the grant of stock options (including incentive stock options and nonqualified stock options), stock appreciation rights (“SARs”), restricted stock, restricted stock units, performance awards, and other stock-based awards to employees, officers, non-employee directors, consultants, and other service providers selected by the Compensation Committee of the Board of Directors (the “Committee”) or, if applicable, the Board of Directors.

Share Reserve

The maximum number of shares of common stock available for issuance under the 2025 Plan is 700,000 shares, plus any shares that become available in connection with the cancellation or forfeiture of awards issued under the Company’s 2020 Equity Incentive Plan. The number of shares available for issuance under the Plan is subject to adjustment for stock splits, recapitalizations, and other customary capital structure changes. Beginning January 1, 2026, and on each January 1 thereafter for ten years, the number of shares available under the 2025 Plan will automatically increase by the lesser of (i) 10% of the Company’s outstanding shares (calculated on a fully diluted basis as described in the Plan) as of the preceding December 31, or (ii) such lesser number of shares as determined by the Board of Directors .. The Board may elect to provide for no increase for any year.

Share Counting and Recycling

Shares subject to awards under the 2025 Plan count against the share reserve only to the extent they are actually issued and delivered. Shares forfeited, cancelled, or returned to the Company may again become available for issuance under the Plan in accordance with its terms. Shares withheld or tendered to satisfy tax withholding obligations or exercise price requirements are treated in accordance with the Plan’s share counting provisions. Awards granted in connection with corporate acquisitions or mergers that qualify under Nasdaq Listing Rule 5635 do not count against the share reserve. No further awards may be granted under the Company’s 2020 Equity Incentive Plan.

Administration

The 2025 Plan is administered by the Compensation Committee, which must consist of at least two directors meeting applicable independence requirements under Nasdaq and Rule 16b-3 of the Exchange Act. The Committee has broad authority to interpret the Plan, determine eligibility, select recipients, establish award terms and conditions, accelerate vesting, and adopt administrative rules. The Committee may delegate certain authority consistent with the terms of the Plan and applicable law. The Plan prohibits repricing of stock options or cash buyouts of underwater options without shareholder approval in accordance with Nasdaq Listing Rule 5635.

Options

Options granted under the 2025 Plan may be either incentive stock options or nonqualified stock options. The exercise price of any option may not be less than 100% of the fair market value of the Company’s common stock on the grant date (subject to limited exceptions for corporate transactions). Options may not have a term longer than ten years (or five years in the case of certain 10% stockholders receiving incentive stock options).

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Change in Control

The 2025 Plan includes provisions governing the treatment of awards in the event of a Change in Control, as defined in the Plan. In general:

●	If awards are assumed or substituted by the successor entity, accelerated vesting may occur upon certain qualifying terminations following the Change in Control.
●	If awards are not assumed or substituted, outstanding awards may accelerate or be cancelled in exchange for cash or other consideration, as determined by the Committee.
●	The Committee has discretion to determine appropriate adjustments in connection with mergers, asset sales, or similar transactions.

Amendment and Termination

The Board of Directors may amend, suspend, or terminate the 2025 Plan at any time, subject to shareholder approval where required by applicable law, tax rules, or Nasdaq listing standards. No amendment may materially impair outstanding awards without the consent of the affected participant, except as provided in the Plan.

No awards may be granted under the 2025 Plan after the tenth anniversary of its shareholder approval.

Pay versus Performance

In accordance with Item 402(v) of Regulation S-K, the following table presents information concerning compensation actually paid to our principal executive officer and, on average, to our other named executive officers, together with selected financial performance measures for the fiscal years ended December 31, 2025, 2024 and 2023. The amounts reported as compensation actually paid are calculated in accordance with SEC rules and do not necessarily represent compensation actually received or realized by the named executive officers. The following table provides the information required for our NEOs for each of the fiscal years ended December 31, 2025, December 31, 2024, and December 31, 2023, along with the financial information required for each fiscal year:

Year	PEO Name and Tenure (1)	Summary compensation table total CEO ($)(1)(2)	Compensation actually paid to CEO ($)(1)(3)	Average summary compensation table total for non-CEO NEOs ($) (2)(4)	Average compensation actually paid to non-CEO NEOs(3)(4)	Value of Initial Fixed $100 Investment based on Total shareholder return($)	Net Income (in thousands) ($)
2025	Eric Olson	1,054,010	1,048,914	752,723	733,060	(99.80)	(10,364)
2024	B. Sonny Bal (Jan 1 – July, 31,2024	440,651	411,267	369,824	355,191
2024	Eric Olson (Aug 1 – Dec 31, 2024)	194,594	194,594			(99.82)	(11,024)
2023	B. Sonny Bal	537,312	461,682	453,602	403,331	(96.06)	(8,259)

(1)

B. Sonny Bal served as our CEO from January 1, 2024, until July 31, 2024. Eric Olson has served as our CEO since August 1, 2024. In accordance with Instruction 3 to Item 402(v)(2)(i), we have reported separate rows for each individual who served as PEO during the fiscal year 2024.

The dollar amounts reported represent the actual total compensation for each CEO for their respective service periods during fiscal year 2024, as reported in the Summary Compensation Table. No averaging of compensation has been applied, in compliance with SEC Compliance and Disclosure Interpretation 128D.01.

(2)	Amounts in this column represent the “Total” column set forth in the Summary Compensation Table (“SCT”). See the footnotes to the SCT for further detail regarding the amounts in these columns.

(3)	The dollar amounts reported in these columns represent the amounts of “compensation actually paid.” The Amounts are computed in accordance with Item 402(v) of Regulation S-K by deducting and adding the following amounts from the “Total” column of the SCT (pursuant to SEC rules, fair value at each measurement date is computed in a manner consistent with the fair value methodology used to account for share-based payments in our financial statements under GAAP).

(4)	Non-CEO NEOs reflect the compensation of David O’Brien (2024 and 2025), COO, Gregg Honigblum (2025), CIO and Kevin Trask (2025), CFO.

25

	2024			2025
	Eric Olson	B. Sonny Bal	Average Non-CEO NEOs	Eric Olson	Average Non-CEO NEOs
Total Compensation from Summary Compensation Table	$194,594	$440,651	369,824	$1,054,010	$752,723

Adjustments for Equity Awards
Adjustment for grant date values in the Summary Compensation Table	$-	$(27,338)	(13,264)	$(512,650)	$(432,510)
Year-end fair value of unvested awards granted in the current year	$-	$-	-	$238,008	$190,734
Year-over-year difference of year-end fair values for unvested awards granted in prior years	$-	$(17)	(11)	$-	$-
Fair values at vest date for awards granted and vested in current year	$-		$-	$269,546	$222,113
Difference in fair values between prior year-end fair values and vest date fair values for awards granted in prior years	$-	$(2,029)	(1,358)	$-	$-
Forfeitures during current year equal to prior year-end fair value	$-		$-	$-	$-
Dividends or dividend equivalents not otherwise included in total compensation	$-		$-	$-	$-
Total Adjustments for Equity Awards	$-	$(14,633)	(14,633)	$(5,096)	$(19,663)

Compensation Actually Paid (as calculated)	$194,594	$411,267	355,191	$1,048,914	$733,060

Narrative Disclosure: Pay Versus Performance Table

The illustrations below provide a graphical description of CAP (as calculated in accordance with the SEC rules) and the following measures:

●	SINTX Technologies, Inc.’s cumulative TSR; and
●	SINTX Technologies, Inc.’s Net Income

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PROPOSAL NO. 1

ELECTION OF DIRECTORS

We have a classified Board currently consisting of six members, four of which are non-employee directors, divided into three classes (Class I, Class II and Class III). Directors in each class are elected to serve for three-year staggered terms that expire in successive years. Our Class III directors are up for election this year. Accordingly, we are holding an election for our Class III directors at the Annual Meeting, with each Class III director elected to serve a three-year term.

The Board has nominated Mark Anderson and Gregg Honigblum for election as Class III directors, for a three-year term expiring at the annual meeting of stockholders to be held in 2029 or until their respective successors are duly elected and qualified, or until their respective earlier death, resignation or removal. If a nominee declines to serve or becomes unavailable for any reason, or if any additional vacancy occurs before the election (although we know of no reason to anticipate that this will occur), the proxies may be voted for such substitute nominee as the Board may designate. The nominees have consented to being named in the Proxy Statement and have agreed to serve if elected.

If a quorum is present, the nominees for Class III directors receiving the highest number of votes will be elected as Class III directors. Abstentions and broker non-votes will be counted as shares present for the purpose of determining the presence of a quorum but will have no effect on the results of the vote. Biographical information, including the principal occupation of and other directorships held by Messrs. Anderson and Honigblum for at least the past five years as well as the specific experience, qualifications, attributes and skills that led to the conclusion that they should serve as members of the Board is provided elsewhere in this proxy statement in the preceding section entitled “DIRECTORS AND OFFICERS” with respect to each Class III nominee, as well as the Class I and Class II directors whose terms of office will continue after the Annual Meeting.

RECOMMENDATION OF THE BOARD OF DIRECTORS FOR PROPOSAL NO. 1:

The Board of Directors recommends that you vote FOR the Director Nominees identified above.

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PROPOSAL NO. 2:

RATIFICATION OF THE APPOINTMENT OF TANNER LLP

AS INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FOR THE FISCAL YEAR ENDING DECEMBER 31, 2026

The Audit Committee has selected and appointed the firm of Tanner LLP as the independent registered public accounting firm to examine our financial statements for the year ending December 31, 2026. Tanner LLP served as the Company’s independent registered public accounting firm for the fiscal year ended 2025. We do not expect representatives of Tanner LLP to attend the annual meeting.

Ratification of the selection of Tanner LLP is not required by our Bylaws or otherwise. The Board is submitting the selection to our stockholders for ratification as a matter of good corporate practice. If the selection is not ratified, the Audit Committee will consider whether it is appropriate to select another registered public accounting firm. Even if the selection is ratified, the Audit Committee in its discretion may select a different registered public accounting firm at any time after the annual meeting if it determines such a change would be in the interests of SINTX and its stockholders.

Accountant Fees and Services

The aggregate fees and expenses incurred from our principal accounting firm, Tanner LLP, for fiscal years ended December 31, 2025 and 2024, were as follows:

	Year Ended December 31, 2025	Year Ended December 31, 2024
Audit fees	$208,118	$247,382
Audit related fees	42,399	109,238
Total Fees	$250,517	$356,620

Each of the permitted non-audit services has been pre-approved by the Audit Committee or the Audit Committee’s Chairman pursuant to delegated authority by the Audit Committee, other than de minimus non-audit services for which the pre-approval requirements are waived in accordance with the rules and regulations of the Securities and Exchange Commission.

Audit Fees

Consist of fees billed for professional services rendered for the audit of our financial statements and review of interim consolidated financial statements included in quarterly reports and services that are normally provided by the principal accountants in connection with statutory and regulatory filings or engagements.

Audit Related Fees

Consist of fees billed for assurance and related services that are reasonably related to the performance of the audit or review of our consolidated financial statements (i.e. consents and comfort letters associated with offerings) and are not reported under “Audit Fees.”

Policy for Approval of Audit and Permitted Non-Audit Services

The Audit Committee charter provides that the Audit Committee will pre-approve audit services and non-audit services to be provided by our independent auditors before the accountant is engaged to render these services. The Audit Committee may consult with management in the decision-making process, but may not delegate this authority to management. The Audit Committee may delegate its authority to pre-approve services to one or more committee members, provided that the designees present the pre-approvals to the full committee at the next committee meeting.

The affirmative vote of the holders of a majority of the common shares voted on the proposal and represented at the annual meeting in person or by proxy is required to ratify the selection of Tanner LLP.

The Board of Directors recommends that you vote FOR this proposal.

AUDIT COMMITTEE REPORT

The Audit Committee has reviewed and discussed the audited consolidated financial statements of the Company with management. The Audit Committee has discussed with the independent registered public accounting firm the matters required to be discussed by PCAOB Auditing Standard No. 1301, Communications with Audit Committees. The Audit Committee has received the written disclosures and the letter from the independent registered public accounting firm required by applicable requirements of the Public Company Accounting Oversight Board regarding the independent accountant’s communications with the Audit Committee concerning independence, and has discussed with the independent accountant the independent accountant’s independence. Based on the review and discussions referred to above in this report, the Audit Committee recommended to the Board of Directors that the audited financial statements be included in the Company’s Annual Report on Form 10-K for the year ended December 31, 2025 filed with the Commission on March 20, 2026.

The Audit Committee

Jay Moyes (Chairman)
Mark Anderson
Robert Mitchell

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PROPOSAL NO. 3

ADVISORY VOTE ON EXECUTIVE COMPENSATION (“SAY-ON-PAY”)

Background

The Dodd-Frank Wall Street Reform and Consumer Protection Act (“Dodd-Frank Act”) requires that stockholders have the opportunity to cast an advisory (non-binding) vote on executive compensation (a so-called “say-on-pay” vote), as well as an advisory vote with respect to whether future “say-on-pay” votes will be held every one, two or three years (a so-called “say-on-frequency” vote).

Our executive compensation programs are designed to attract, motivate and retain our named executive officers (“NEOs”), who are critical to our success. Under these programs, our NEOs are rewarded for the achievement of both specific financial and strategic goals, which are expected to result in increased stockholder value. Please read the tables and narrative disclosure that follow for additional details about our executive compensation programs, including information about the year ended December 31, 2025 compensation of our NEOs.

The Compensation Committee regularly reviews the compensation programs for our NEOs to ensure that they achieve the desired goals of aligning our executive compensation structure with our stockholders’ interests and with current market practices. This includes establishing corporate target goals and objectives based on our strategic and operating plans. We closely monitor the compensation programs and pay levels of executives at other similarly situated companies with less than 50 employees, so that we may ensure that our compensation programs are within the norm of market practices. This enables us to retain our executive officers in a competitive market for executive talent.

We believe that our executive compensation programs have been effective at motivating the achievement of positive results, appropriately aligning pay and performance, and enabling us to attract and retain talented executives within our industry.

Recommendation

We request stockholder approval, on an advisory basis, of our compensation of our NEOs for the year ended December 31, 2025 as disclosed in this Proxy Statement pursuant to the SEC’s compensation disclosure rules (which disclosure includes the compensation tables, and the narrative disclosures that accompany the compensation tables within the Executive Compensation section of this Proxy Statement). This vote is not intended to address any specific item of compensation, but rather the overall compensation of our NEOs and the philosophy, policies and practices described in this Proxy Statement.

Accordingly, we ask that you vote “FOR” the following resolution at our Annual Meeting:

“RESOLVED, that the stockholders of SINTX Technologies, (the “Company”) approve, on an advisory and non-binding basis, the compensation of the Company’s named executive officers, as disclosed in the Company’s Proxy Statement for the 2026 Annual Meeting of Stockholders pursuant to the compensation disclosure rules of the Securities and Exchange Commission, including the Summary Compensation Table and the related compensation tables and narrative disclosures within the Executive Compensation section of this Proxy Statement.”

The vote solicited for Proposal No.3 is advisory, and therefore is not binding on the Company, our Board of Directors or our Compensation Committee, nor will its outcome require the Company, our Board of Directors or our Compensation Committee to take any action. Moreover, the outcome of the vote will not be construed as overruling any decision by the Company, the Board of Directors or the Compensation Committee. However, our Compensation Committee, which is responsible for designing and administering our executive compensation programs, values the opinions expressed by our stockholders in their vote on this Proposal and will consider the outcome of this vote when making future compensation decisions for our NEOs.

We currently intend to include a stockholder advisory resolution on our executive compensation program at our annual meeting of stockholders each year.

Vote Required

Approval of Proposal No. 3 requires the affirmative vote of a majority of the votes cast affirmatively or negatively on the proposal. Abstentions and broker non-votes will have no effect on the outcome. Because this vote is advisory, the results will not be binding upon the Company, the Board of Directors or the Compensation Committee.

BOARD RECOMMENDATION

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT STOCKHOLDERS VOTE “FOR” PROPOSAL NO. 3.

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PROPOSAL NO. 4:

ADJOURNMENT TO SOLICIT ADDITIONAL PROXIES

The Company is seeking stockholder approval of one or more adjournments of the Annual Meeting, if necessary or appropriate, to permit the solicitation of additional proxies if there are insufficient votes to approve one or more of the proposals presented at the Annual Meeting. If this proposal is approved, the persons named as proxies may vote in favor of an adjournment for this purpose, subject to applicable law and the Company’s governing documents.

In addition, Article I, Section 5 of the Company’s Bylaws authorizes the chairperson of the Annual Meeting to adjourn the meeting in accordance with applicable law. Approval of this proposal is not intended to limit or condition that existing authority. Any adjournment will be subject to the applicable notice and record date requirements of Delaware law and the Company’s Bylaws.

Vote Required

Approval of Proposal No. 4 requires the affirmative vote of a majority of the votes cast affirmatively or negatively on the proposal. Abstentions and broker non-votes will not be treated as votes cast and will have no effect on the outcome.

RECOMMENDATION OF THE BOARD OF DIRECTORS FOR PROPOSAL NO. 4:

The Board of Directors recommends that stockholders vote for adjournments of the meeting, if necessary or appropriate, to solicit additional proxies if there are insufficient votes at the time of the meeting to adopt one or more of the foregoing Proposals.

STOCKHOLDER PROPOSALS FOR THE 2027 ANNUAL MEETING

Proposals for Inclusion in the Company’s Proxy Materials

Stockholders who wish to submit proposals for inclusion in the Company’s proxy statement for its 2027 Annual Meeting of Stockholders pursuant to Rule 14a-8 under the Securities Exchange Act of 1934 must ensure that their proposals are received at the Company’s principal executive offices no later than July 2, 2027, which is 120 calendar days before the anniversary of the date on which the Company’s proxy statement for its 2026 Annual Meeting was first released to stockholders, assuming that the date of the 2027 Annual Meeting is not changed by more than 30 days from the anniversary of the 2026 Annual Meeting. Such proposals must also satisfy the other applicable requirements of Rule 14a-8.

Advance Notice of Other Stockholder Business and Director Nominations

Stockholders who intend to present business or nominate directors for election at the 2027 Annual Meeting, but who do not seek to include such business or nominations in the Company’s proxy materials pursuant to Rule 14a-8, must comply with the advance notice requirements and procedures contained in Article I, Section 6 of the Company’s Amended and Restated Bylaws.

Assuming the 2027 Annual Meeting is held within 30 days before or after December 9, 2027, a stockholder’s notice generally must be delivered to the Company’s Corporate Secretary no earlier than the close of business on August 11, 2027, and no later than the close of business on September 10, 2027.

If the date of the 2027 Annual Meeting is more than 30 days before or after the anniversary of the 2026 Annual Meeting, different notice deadlines will apply as specified in the Bylaws.

Universal Proxy Requirements

In addition to satisfying the requirements of the Company’s Bylaws, stockholders who intend to solicit proxies in support of director nominees other than the Company’s nominees must comply with the applicable requirements of Rule 14a-19 under the Exchange Act, including providing notice containing the information required by Rule 14a-19(b) no later than October 10, 2027, assuming the 2027 Annual Meeting date is not changed by more than 30 calendar days from the anniversary of the 2026 Annual Meeting.

Compliance with Rule 14a-19 does not eliminate the obligation to comply with the Company’s advance notice provisions.

Submission Address

All stockholder proposals and director nomination notices must be directed to:

Corporate Secretary
SINTX Technologies, Inc.
1885 West 2100 South
Salt Lake City, Utah 84119

A copy of the Company’s Bylaws is available through its SEC filings and may also be obtained upon written request to the Corporate Secretary.

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OTHER BUSINESS

The Board knows of no matter other than those described herein that will be presented for consideration at the Annual Meeting. However, should any other matters properly come before the Annual Meeting or any adjournments or postponements thereof, it is the intention of the person(s) named in the accompanying proxy to vote in accordance with their best judgment in the interest of the Company and its stockholders.

MISCELLANEOUS

The Securities and Exchange Commission (the “SEC”) has adopted rules that permit companies and intermediaries such as brokers to satisfy delivery requirements for proxy statements with respect to two or more stockholders sharing the same address by delivering a single proxy statement addressed to those stockholders. This process, which is commonly referred to as “householding,” potentially provides extra convenience for stockholders and cost savings for companies. The Company and some brokers household proxy materials and may deliver a single proxy statement to multiple stockholders sharing an address unless contrary instructions have been received from the affected stockholders. Once you have received notice from your broker or the Company that they or the Company will be householding materials to your address, householding will continue until you are notified otherwise or until you revoke your consent. If, at any time, you no longer wish to participate in householding and would prefer to receive a separate copy of our proxy materials, please notify your broker if your shares are held in a brokerage account or the Company if you hold registered shares of capital stock. We will also deliver a separate copy of this Proxy Statement to any stockholder upon written request. Similarly, stockholders who have previously received multiple copies of disclosure documents may write to the address or call the phone number listed below to request delivery of a single copy of these materials in the future. You can notify the Company by sending a written request to SINTX Technologies, Inc., 1885 West 2100 South, Salt Lake City, UT 84119, Attn: Secretary, by registered, certified or express mail.

AVAILABILITY OF ADDITIONAL INFORMATION

The Company files annual, quarterly and current reports, proxy statements and other information with the SEC. These filings are available without charge at www.sec.gov and through the Company’s Investor Relations website at ir.sintx.com. Copies of the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2025, may also be obtained without charge upon written request to the Company’s Corporate Secretary at 1885 West 2100 South, Salt Lake City, Utah 84119.

The above notice and proxy statement are sent by order of the Board of Directors.

/s/ Eric Olson
Eric Olson
Chief Executive Officer

October 30, 2026

31

SCAN TO
VIEW MATERIALS & VOTE

VOTE BY INTERNET - www.proxyvote.com or scan the QR Barcode above
Use the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 p.m. Eastern Time the day before the cut-off date or meeting date. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form.

ELECTRONIC DELIVERY OF FUTURE PROXY MATERIALS
If you would like to reduce the costs incurred by our company in mailing proxy materials, you can consent to receiving all future proxy statements, proxy cards and annual reports electronically via e-mail or the Internet. To sign up for electronic delivery, please follow the instructions above to vote using the Internet and, when prompted, indicate that you agree to receive or access proxy materials electronically in future years.

VOTE BY PHONE - 1-800-690-6903
Use any touch-tone telephone to transmit your voting instructions up until 11:59 p.m. Eastern Time the day before the cut-off date or meeting date. Have your proxy card in hand when you call and then follow the instructions.

VOTE IN PERSON
You may attend the meeting in person and vote during the meeting.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:

T04758-TBD

KEEP THIS PORTION FOR YOUR RECORDS

DETACH AND RETURN THIS PORTION ONLY

THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

SINTX TECHNOLOGIES, INC.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" THE ELECTION OF DIRECTORS AND "FOR" PROPOSALS 2, 3 AND 4.

Nominees:	**For**	**Withhold**
1a. Mark Anderson	☐	☐
1b. Gregg Honigblum	☐	☐

In their discretion, the proxies are authorized to vote upon such other business as may properly come before the Annual Meeting. This proxy when properly executed will be voted as directed herein by the undersigned stockholder. **If no direction is made, this proxy will be voted FOR THE NOMINEES in Proposal 1 and FOR Proposals 2, 3, and 4.**

Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name by authorized officer.

Signature [PLEASE SIGN WITHIN BOX] Date

Signature (Joint Owners) Date

The Notice of Meeting, Proxy Statement and Form 10-K are available at www.proxyvote.com.

T04759-TBD

SINTX TECHNOLOGIES, INC.
Annual Meeting of Stockholders
December 9, 2026, 10:00 am (Mountain Time)
This proxy is solicited by the Board of Directors

The stockholder(s) hereby appoint(s) Eric Olson, CEO and Kevin Ontiveros, General Counsel, or either of them, as proxies, each with the power to appoint his substitute, and hereby authorize(s) them to represent and to vote, as designated on the reverse side of this ballot, all of the shares of common stock of SINTX TECHNOLOGIES, INC. that the stockholder(s) is/are entitled to vote at the Annual Meeting of Stockholders to be held at 10:00 am MT on December 9, 2026 at the Company's offices located at 1885 West 2100 South, Salt Lake City, UT 84119, and any adjournment or postponement thereof.

This proxy, when properly executed, will be voted in the manner directed herein. If no such direction is made, this proxy will be voted in accordance with the Board of Directors' recommendations.

Continued and to be signed on reverse side